SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                   --------------------------

                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





 Date of Report (Date of earliest event reported):  December 4, 2003
                                                  --------------------



                 COAST FINANCIAL HOLDINGS, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




     Florida                000-50433                  14-1858265
----------------      ------------------------       ---------------
(State or Other       (Commission File Number)       (IRS Employer
 Jurisdiction                                        Identification)
 Incorporation)                                          Number)




2412 Cortez Road West, Bradenton, Florida                 34207
-----------------------------------------               ----------
(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code: (941) 752-5900
                                                   -----------------

Item 5.  Other Events.

     On December 4, 2003, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing the promotion of Brian P. Peters to President and Chief Operating Officer of its wholly-owned banking subsidiary, Coast Bank of Florida (the "Bank"). Previously, Mr. Peters had served as the Chief Financial Officer of the Bank. As a result of Mr. Peters' promotion, the Company also announced that Brian
F. Grimes was promoted to Chief Financial Officer of the Bank.

     These changes only affect the management of the Bank. There has been no changes to the management of the Company. Mr. Gerald Anthony will remain President and Chief Executive Officer of the Company and Mr. Peters will continue to serve as Chief Financial Officer and Corporate Secretary of the Company.

     A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K


Exhibit No.              Description
-----------              -----------

   99.1 Press Release, issued December 4, 2003, regarding promotions at Coast Bank of Florida.



 [Rest of Page Intentionally Blank.  Signature on following Page.]

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COAST FINANCIAL HOLDINGS, INC.


Date:  December 4, 2003       By:  /s/ Gerald L. Anthony
                                 --------------------------------
                                 Gerry L. Anthony
                                 President and Chief Executive
                                 Officer

                          EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

   99.1 Press Release, issued December 4, 2003, regarding promotions at Coast Bank of Florida.